Lehman Brothers 2008 Energy/Power Conference New York, NY September 4, 2008 Matthew Hilzinger Senior Vice President & Chief Financial Officer Exhibit 99.2 Sustainable Value

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly
Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I,
Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to
GAAP earnings.

Key Messages
•
Tightening our 2008 operating earnings guidance range to $4.15 -
$4.30/share
– We expect third quarter 2008 results to be lower-middle to middle of the suggested contribution range (26-29%)
•
Announcing $1.5 billion share repurchase as part of 2008 Value
Return Plan
•
Largely hedged against market volatility in the near-term – 2009 earnings flat to 2008
•
Well positioned for these volatile markets and economic conditions
•
Outlook for 2011 remains strong
•
Pursuing Protect and Grow strategy

Protect Today’s Value
•
Deliver superior operating
performance
•
Advance competitive markets
•
Protect the value of our generation
•
Build healthy, self-sustaining
delivery companies
Grow Long-Term Value
•
Drive the organization to the next
level of performance
•
Set the industry standard for low
carbon energy generation and
delivery through reductions,
displacement and offsets
•
Rigorously evaluate and pursue
new growth opportunities
+
Strategic Direction

2008 Revised Guidance
2008 Revised EPS Guidance
(1)
Operating EPS: $4.15 - $4.30
(2)
GAAP EPS: $3.90 - $4.30
(3)
(1) See Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Operating EPS Guidance revised from previous range of $4.00 - $4.40 per share.
(3) GAAP Guidance revised from previous range of $3.70 - $4.10 per share.
Key Drivers 2008 vs. 2007
Market conditions
Nuclear volume (refueling outages)
Inflationary pressures
PECO CTC amortization
Weather
Storms
PECO bad debt expense
ComEd transmission settlement
ComEd distribution rate case
We are revising FY08 operating earnings guidance to $4.15 to $4.30/share
2008
$4.15 - $4.30

Executing on Value Return Plan
Recent Share Repurchases - $3.25 billion
• 2008 Repurchases
– $0.5 billion accelerated share repurchase in February 2008
– $1.5 billion share repurchase announced in September 2008
• 2007 Repurchases
– $1.25 billion accelerated share repurchase in September 2007
Dividends
• Annual base dividend rate reset at $2.00/share (up 14%) in
December 2007
– Anticipated to grow modestly over time
(1)
– Higher base dividend reflected higher expected long-term earnings due to improved market fundamentals
(1) Future dividends are subject to declaration by the Board of Directors.

Value Return Framework
Less
Equals
Maintenance Capital and Committed Dividends
Free Cash Flow before Dividends and CapEx
Strengthen Balance Sheet /
Increase Financial Flexibility
Invest in Growth
Available Cash and Balance Sheet Capacity
(1)
Return Value via
Share Repurchases,
Increased Dividends
Monetize
We evaluate value return on an annual basis
(1) Exelon targets a FFO/Debt Ratio of ~25%.

Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Hedging Targets
(1) Percent financially hedged is our estimate of the gross margin that is hedged at a 95% confidence level given the current assessment of market volatility. The formula is the gross margin at the
5th
percentile / expected gross margin.
Power Team employs commodity hedging
strategies to optimize Exelon
Generation’s earnings:
• Maintain length for opportunistic sales
• Use cross commodity option strategies to
enhance hedge activities
• Time hedging around view of market
fundamentals
• Supplement portfolio with load following
products
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
90% - 98% 70% - 90% 50% - 70%
~96%
Current Position
Top
of range
Above the
range*
Prompt Year
(2008)
Second Year
(2009)
Third Year
(2010)
Financial Hedging Range
(1)
* Due to ComEd financial swap

2009-2011 Earnings Drivers
2008 Guidance
2011 2009
$4.15 - $4.30
40% EPS Growth
(1)
Exelon is focused on creating sustainable value
(1) As presented at Exelon’s 12/19/07 Investor Conference.
2011 Earnings Drivers
• Market Conditions
• PECO PPA roll-off
Managing our Base Case
• Strong financial and operating performance
• Executing regulatory recovery plan
• Managing transition to competitive markets
• Increasingly strong cash flows and balance
sheet
• Alignment of and consistency between
value return, hedging, capital structure and
capital investment policies

Environmental / climate
change concerns
Slowing US economy
and increasing
inflationary cost
pressures
Energy dependence /
geopolitical concerns
Continued strong global
growth in energy
consumption
Declining US reserve
margins
Massive capital
investment
Tightening regulatory
environments
Increasing cost of new
build
Technology
improvements
Increasing commodity
prices
Increasing capacity
prices
Macro Trends
Market Response
Well Positioned to Provide Sustainable Value
Continued strong financial and operating
performance, and long-term earnings growth
driven by unregulated generation
Largest, lowest-cost nuclear fleet in the US, all
in competitive markets
Executing regulatory recovery plan to put
ComEd on a path toward appropriate returns
and solid credit metrics
Managing transition to competitive markets in
Pennsylvania
Increasingly strong cash flows and investment-
grade balance sheet
Alignment of and consistency between value
return, hedging, capital structure and capital
investment policies
Well-positioned to capture growth opportunities
consistent with low carbon energy strategy
Exelon’s Position

11 Appendix

30
35
40
45
50
55
60
65
70
75
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
55
65
75
85
95
105
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices PJM-West and Ni-Hub Wrap Forward Prices
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010
2011
Market Price Snapshot
Rolling 12 months, as of August 29, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
50
60
70
80
90
100
110
120
130
140
150
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
Forward NYMEX Coal
2010
2011

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

$ / MWhr

8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
65
70
75
80
85
90
95
100
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
12.5
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
Market Price Snapshot
Rolling 12 months, as of August 29, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2010
2011
ERCOT On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
17.5
18.5
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08

YTD GAAP EPS Reconciliation
(0.02) - - (0.02) - 2007 Illinois Electric Rate Settlement
$2.05 - $0.33 $0.05 $1.67 YTD 2007 GAAP Earnings Per Share
$2.10 $(0.07) $0.33 $0.07 $1.77 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.01 - - - 0.01 Sale of Generation's investments in TEG and TEP
$0.08 $0.07 - - 0.01 Investments in synthetic fuel-producing facilities
(0.12) - - - (0.12) Mark-to-market adjustments from economic hedging activities
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2007
$2.01 $0.01 $0.23 $0.12 $1.65 YTD 2008 GAAP Earnings Per Share
2.06 $(0.03) $0.23 $0.12 $1.74 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.14) - - - (0.14) 2007 Illinois Electric Rate Settlement
0.17 0.04 - - 0.13 Mark-to-market adjustments from economic hedging activities
(0.08) - - - (0.08) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2008
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.

2008/2009 Earnings Outlook
• Exelon’s outlook for 2008/2009 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments
• Significant impairments of assets, including goodwill
• Significant changes in decommissioning obligation estimates
• Costs associated with the Illinois electric rate settlement agreement, including ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s settlement with the City of Chicago
• Other unusual items
• Significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Exelon Investor Relations Contacts
Inquiries concerning this presentation
should be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
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annual/quarterly reports, or to be
added to our email distribution list
please contact:
Felicia McGowan, Executive Admin
Coordinator
312-394-4069
Felicia.McGowan@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
Karie Anderson, Director
312-394-4255
Karie.Anderson@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com